GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

Student Loan Origination and Servicing Agreement

This Agreement, is made as of April 24, 2000, between the GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION ("Great Lakes"), a non-profit corporation, BANK ONE NATIONAL ASSOCIATION, SOLELY AS TRUSTEE FOR COLLEGE LOAN CORPORATION, Lender #833733 (the "Lender"), an eligible institution engaged in providing loans ("Loans") to students and parents under Title IV, Part B of the Higher Education Act of 1965, as amended (hereinafter the "Act"), and College Loan Corporation

W I T N E S S E T H

Whereas, Great Lakes has established a program for originating and servicing Loans under the Act, and

Whereas, the Lender desires that Great Lakes service Loans which are made or purchased by the Lender and which are covered by the Act, according to the terms and conditions set forth herein.

Now Therefore, in consideration of the promises and the terms and conditions set forth herein, the Lender agrees as follows:

1. Loans to be Serviced. Great Lakes and the Lender agree that Great Lakes shall service all Loans covered by the Act which are made or purchased by the Lender and which are guaranteed by Great Lakes Higher Education Guaranty Corporation, and which are submitted to Great Lakes by the Lender and accepted by Great Lakes for servicing. Lender shall exclusively determine which loans it makes or purchases.

2. Great Lakes' Duties as Originator.

          (a) Origination of Loans. Great Lakes agrees with Lender to provide the following origination and disbursement services as directed by the Lender and otherwise consistent with the requirements of the Act and all regulations issued by the U.S. Department of Education or by the guarantor to implement the Act and to coordinate processing as required to enable guarantee by Great Lakes Higher Education Guaranty Corporation ("GLHEGC").

          (1) Great Lakes agrees to coordinate with GLHEGC the processing of all properly completed Loan applications within one business day after receipt of all required information from the borrower, the school, and, for PLUS loans, the credit bureau. This standard shall be met if 90% of all Loans are processed within this one day period. Loan application forms shall identify the Lender and shall be sent to a separate post office box, as provided on the Loan application form.

          (2) If either the Loan application form or the promissory note are not properly completed, Great Lakes shall promptly notify the school or the borrower, whomever is appropriate, to resolve the deficiencies.

          (3) Great Lakes will perform a credit check to determine whether or not PLUS borrowers have adverse credit as required by the Act. If there is no indication of adverse credit, Great Lakes will document this finding and will submit the loan information to GLHEGC for guarantee processing.

If adverse credit is indicated, Great Lakes will report this information to the Lender and will return the application to the Lender. It is the Lender's responsibility to provide the borrower with a credit denial letter and to meet all other legal or regulatory requirements with respect to such denied loans.

(4) If the Loan application form and note are properly completed:

(i) Great Lakes will coordinate GLHEGC's processing of the Loan for guarantee.

          (ii) Upon guarantee of the Loan, Great Lakes as Lender's agent shall prepare a disclosure statement in accordance with federal regulations and shall make the required disbursements of the Loan. These disbursement checks shall be drawn against a checking account maintained by Great Lakes. The Lender shall fund this account on a daily basis by an ACH transfer initiated by Great Lakes to cover all disbursements made that day. Great Lakes will pay all transaction costs associated with the account including the cost of standard checks and will receive all investment earnings on balances existing from time to time in the account. Great Lakes will reconcile the account and will confirm that all disbursements are included in the regular periodic reports provided to the Lender. Great Lakes will also manage the payment of guaranty fees on behalf of the Lender.

          (iii) Great Lakes shall mail the check and two copies of the disclosure statement to the school. One copy of the disclosure statement will be provided to the student along with the disbursement check, and the other copy will be retained by the school. For schools with whom the Lender has authorized Great Lakes to process Electronic Funds Transfers, Great Lakes agrees to perform those lender duties and responsibilities specified in the Common Manual.

(iv) Great Lakes shall provide and/or coordinate the mailing of appropriate reports regarding Loans to the Lender, including guaranty activity reports, check registers, and disbursement reports.

(b) Document Handling.

(1) Great Lakes shall capture and retain a copy of each promissory note and each disclosure statement on its image system and shall store a backup image copy in a remote facility.

          (2) Great Lakes shall hold the original Loan documents, including the original promissory note, a copy of the Loan application and the disclosure statement for safekeeping. In addition, Great Lakes shall maintain proof of each disbursement for each loan.

3. Great Lakes' Duties as Servicer.

          (a) Great Lakes as servicer of the Loans shall perform all of the Lender's obligations as holder of Loans as required by the Act and all regulations issued by the U.S. Department of Education or by the guarantor to implement the Act. Great Lakes shall have full power to sign and act on the Lender's behalf as the Lender's agent in all transactions with borrowers serviced hereunder. Lender does hereby authorize, constitute, and appoint Great Lakes on its behalf and as its attorney in fact, to endorse those promissory notes for which a claim has been filed with the guarantor. Great Lakes will carry out its responsibilities hereunder in a diligent and lawful manner.

(b) Great Lakes shall complete all forms and reports required by the U.S. Department of Education and by Great Lakes Higher Education Guaranty Corporation.

          (c) Great Lakes shall prepare a "Lender's Request for Payment of Interest and Special Allowance" to be used by the Lender in billing the U.S. Department of Education (the "Department") for interest and the special allowance for all eligible loans on a quarterly basis. Great Lakes agrees to submit the billing to the Lender within 30 days following the last day of each quarter (March 31, June 30, September 30, December 31).

Great Lakes shall accrue and capitalize interest on those Loans not eligible for interest subsidy.

          (d) Great Lakes shall verify the current status of all borrowers not less often than annually through direct contact with each borrower to ensure correct account information. Great Lakes shall also seek to verify the borrower's status by direct or indirect contact with educational institutions.

(e) Great Lakes shall respond to all borrower inquiries in a prompt, courteous and thorough manner.

          (f) When a Loan becomes due for repayment, Great Lakes shall prepare a payment schedule and disclosure statement and mail it to the borrower for signature(s). Prior to the first payment due date, repayment coupons will be prepared and sent to the borrowers.

          (g) Great Lakes shall post to the borrower's account all payments of principal, interest and other charges. All collections made hereunder shall be remitted by an ACH transaction to the Lender no less often than three times per month, and no less often than once every 15 days.

(h) Great Lakes shall provide reports to the Lender of all monetary transactions as well as periodic summary and account information as required in the "Lender Service Manual" including such items as:

(1) Detailed periodic reports to support all cash transactions processed;

(2) Monthly portfolio summary reports and supporting data listings;

(3) A monthly listing of delinquent accounts; and

(4) A quarterly report of billings to the U. S. Department of Education for interest and special allowances.

(5) Monthly performance report including Great Lakes' standards and actual performance compared to standards.

          (i) Great Lakes shall automatically credit the Lender's account whenever a borrower overpays an account by less than $5.00, and the Lender, at its discretion, can reimburse the borrower. When the overpayment is more than $5.00, Great Lakes shall remit the overpayment directly to the borrower.

When a borrower's balance owing is less than $10.00, Great Lakes may, at its discretion, write-off the balance.

          (j) Great Lakes shall handle all required borrower contact functions and shall meet all servicing "due diligence" requirements, as that term is used under the Act and implementing regulations. Such functions include, for example, skip tracing, contacting delinquent borrowers, handling borrower requests for extensions or deferments, and preparing and processing claims, including death, disability, default, closed school, false certification and bankruptcy claims.

          (k) Great Lakes agrees to prepare and submit all papers and documents necessary to strictly follow reimbursement procedures specified in the guarantor's Common Manual upon default of borrower and further agrees to promptly remit proceeds to Lender upon receipt from the guarantor.

4. Lender's Responsibilities. Lender agrees to promptly notify Great Lakes of any transactions involving the Lender and the borrower and/or changes in status or demographic data on any of its accounts if received from sources other than Great Lakes. Lender specifically agrees to promptly notify Great Lakes of any bankruptcy action taken with respect to any Loan.

5. Fees. The Lender agrees to pay Great Lakes the fees established by Great Lakes from time to time for services rendered pursuant to this Agreement. The current fee schedule is attached to this Agreement as Schedule A. Increases or decreases in such schedule may be made from time to time; provided, however, that no change shall be made for one year from the date of this Agreement, and the Lender shall be given 60 days written notice prior to the effective date of any change in the fee schedule. Such effective date shall be the beginning of a calendar quarter (April 1, July 1, October 1, January 1). Statements for services rendered will be provided on a monthly basis and are payable upon receipt.

6. Liability. Great Lakes shall exercise reasonable care and due diligence in performing the services required by this Agreement. To the extent that Great Lakes is required to appear in, or is made a defendant in any legal action or other proceeding commenced by a party other than Lender with respect to any matter arising hereunder, Lender shall indemnify and hold Great Lakes harmless from all loss, liability and expense (including reasonable attorney's fees) except for any loss, liability or expense arising out of or relating to Great Lakes' acts or omissions with regard to the performance of services hereunder. Subject to paragraph 14 below, Great Lakes shall indemnify and hold Lender harmless from all loss, liability and expense (including reasonable attorney's fees) arising out of or relating to Great Lakes' acts or omissions with regard to the performance of services hereunder provided, however, that Great Lakes shall not be liable in the performance of such services except for its negligence or misconduct and provided further that in no event shall Great Lakes be responsible or liable for any consequential damages with respect to any matter whatsoever arising out of this Agreement.

          Either party shall have the right to mitigate its liability under this Agreement by taking such actions as may be appropriate, including but not limited to the performance.

          Except as to loans originated pursuant to section 2(a), Great Lakes does not assume, and acceptance for servicing shall not result in, any responsibility for the correctness or completeness of Loan-related papers transmitted to Great Lakes as a part of or in conjunction with the commitment of any Loans to Great Lakes for servicing, and Great Lakes shall not be responsible for any procedural errors or omissions (including due diligence violations) which may have occurred prior to initiation of servicing of a Loan hereunder by Great Lakes.

7. Confidentiality. Information about each borrower furnished to Great Lakes hereunder is furnished upon the express condition that the information will be kept confidential by Great Lakes. All such information, except as may be otherwise required by statute, by court order or as may be necessary in Great Lakes' reasonable judgment to the performance of the services required under this Agreement, shall be held in confidence by Great Lakes.

8. Examination of Records. The Lender or its designated representative may at any time during Great Lakes' regular business hours examine, at the sole expense of the Lender, the records which Great Lakes maintains on the Lender's loans.

9. Termination.

          (a) This Agreement shall remain in full force and effect until terminated or modified as provided herein. This Agreement may be terminated only at the end of a calendar quarter (March 31, June 30, September 30, December 31), and only if written notice is given: (i) by the Lender to Great Lakes at least 30 days prior to the end of a calendar quarter, or (ii) by Great Lakes to the Lender at least 180 days prior to the end of a calendar quarter.

          (b) In the event that this Agreement is terminated as provided in subsection (a) above, Great Lakes shall continue its full servicing until the date of termination and shall provide to the Lender a full set of periodic reports, adjusted through the date of termination. Great Lakes shall retain all notes, records and papers, as well as a copy of all computer stored data relating to the Lender's accounts as required by the Act. Great Lakes shall make available to the Lender on demand copies of all computer records relating to the Lender's accounts. Such copies of the computer records will be provided and updated at the times desired by Lender in order to facilitate a transfer to another servicing agent. The Lender agrees to pay Great Lakes the servicing removal fee identified on Schedule A. Upon the Lender's request, Great Lakes may agree to provide servicing removal services beyond those identified in this section. Such agreement between Great Lakes and the Lender shall include sufficient additional charges to cover Great Lakes' costs. Great Lakes agrees that Lender shall be entitled to injunctive relief to enforce the provisions of this subsection.

(c) The Lender shall be liable for all charges incurred for services performed pursuant to this Agreement up to the termination date.

          (d) Great Lakes shall continue to be liable for all acts or failures to act which occur prior to termination (or the following loan transactions: sale or transfer to another Lender, return of a Loan to Lender with Lender's consent, servicing transfer to Lender or another servicer, purchase by the guarantor or payment in full), but shall not be liable for post-termination activities except that Great Lakes shall be obligated to remit to the Lender any collections received by Great Lakes subsequent to termination and to provide the reports and records herein required.

10. Amendments. Except as provided in section 5, this Agreement may be amended by Great Lakes at anytime upon 30 days written notice to the Lender, provided that the provisions of this Agreement shall at all times be consistent with the Act and applicable regulations. In the event of any such modification by Great Lakes the Lender has 30 days in which to accept or reject the modification by notice in writing. In the event of rejection of proposed modification, either party may exercise its right to terminate as provided in section 9. In the event of termination for this reason, such modification shall not apply to the Lender.

11. Governing Law. This Agreement shall be interpreted under the laws of the State of Wisconsin.

12. No Implied Waiver. Any waiver or modification, expressed or implied, by Great lakes or by the Lender of any breach of this Agreement shall not be construed to be a waiver of any such breach or any acquiescence thereto; nor shall any delay or omission by Great Lakes or by the Lender to exercise any right arising from any such breach affect or impair the respective party's right to such breach or any future breach.

13. Arbitration. In the event that the parties hereto shall fail to agree regarding any provision of this Agreement, such disputes shall be resolved by arbitration procedures established by the American Arbitration Association. The decision of any arbitrator under this paragraph shall be final and binding upon the parties.

14. Limitation of Liability. Great Lakes and the Lender recognize that Great Lakes' Lender servicing programs are separate and distinct from GLHEGC's guarantee program. The Lender specifically agrees to look only to Great Lakes in its capacity as a servicing agent for any claims under this Agreement relating to its functions as servicing agent. Lender specifically waives any claim against GLHEGC's Guarantee Fund as defined in 34 CFR 682.410(a)(1) and against GLHEGC's Federal Reserve Fund and Administrative Operating Fund and all other escrows required under the Higher Education Act of 1965 as amended for claims under this Agreement.

15. Assignment. Lender may assign this Agreement to any affiliate and Great Lakes may assign this Agreement to any affiliate to which its FFELP lender servicing program is transferred in whole or substantial part. Except as provided herein, this Agreement may not be assigned without the prior consent of the non-assigning party.

16. Insurance. Great Lakes shall keep in full force and effect during the term of this Agreement the following bonds and other insurance ("Insurance Coverage"): (i) a fidelity bond (or direct surety bond), or other substantially similar coverage, with a policy limit of not less than $15 million, inclusive of any applicable umbrella or excess coverage, a deductible of not more than $10,000, and per occurrence coverage of not less than $15 million, inclusive of any applicable umbrella or excess coverage; and (ii) an errors and omissions policy, or other substantially similar coverage, with a policy limit of not less than $17 million, inclusive of any applicable umbrella or excess coverage, a deductible of not more than $25,000 and no limit on per occurrence coverage. A copy of the certificate of insurance for such policies shall be provided upon execution and at Lender's request.

Should the Insurance Coverage, or any portion thereof, be voluntarily terminated or modified by Great Lakes or involuntarily terminated or modified without Great Lakes' consent, Great Lakes shall, if available, replace such terminated or modified portions of the Insurance Coverage prior to final termination or modification, or as soon thereafter as commercially reasonable. In the event of any termination or reduction in coverage, voluntary or involuntary, Great Lakes shall notify Lender immediately, but in no event later than five (5) business days following receipt of notice of the termination or modification or, with respect to voluntary termination or modification, contemporaneously with Great Lakes' giving notice to the insurer.

17. Notices.  All notices, requests, demands or other instruments which may or are required to be given by any party to any other party shall be in writing and such shall be deemed to have been properly given when served personally on an officer of the entity to which such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If intended for Great Lakes Higher Education Servicing Corporation:

Executive Vice President Great Lakes Higher Education Servicing Corporation 2401 International Lane P. O. Box 7858 Madison, WI 53707

If intended for Lender:

Partnership Management 16855 W. Bernardo Drive, Suite 270 San Diego, CA 92127

In Witness Whereof, the parties hereto have executed this Agreement as of the date and year first above written.

COLLEGE LOAN CORPORATION	GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

By: /s/ Cary Katz President	By: /s/ Michael J. Noack Michael J. Noack Executive Vice President

BANK ONE NA AS TRUSTEE FOR
COLLEGE LOAN CORPORATION

By: /s/
       Authorized Officer

GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

STUDENT LOAN ORIGINATION AND SERVICING AGREEMENT

COLLEGE LOAN CORPORATION

SCHEDULE A — FEES

On file with Lender.

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

ADDENDUM #1 TO STUDENT LOAN ORIGINATION AND SERVICING AGREEMENT

CONSOLIDATION LOAN ORIGINATION

WHEREAS, GREAT LAKES EDUCATIONAL LOAN SERVICES, INC ("Great Lakes"), BANK ONE NATIONAL ASSOCIATION, SOLELY AS TRUSTEE FOR COLLEGE LOAN CORPORATION, Lender #833733, (the "Lender"), and College Loan Corporation have entered into a Student Loan Origination and Servicing Agreement (the "Servicing Agreement') effective as of April 24, 2000, and College Loan Corporation;

WHEREAS, Great Lakes has established a Program for Origination of Consolidation Loans (the "Program") whereby it can process Consolidation Loans (excluding spousal Consolidation Loans) for the Lender; and

WHEREAS, Great Lakes and the Lender desire to amend the Servicing Agreement to include the origination and processing of Consolidation Loans as provided herein and subject same to the terms of the Servicing Agreement and this Addendum #1, effective February 4, 2002;

NOW THEREFORE, is consideration of the promises and the terms and conditions set forth herein, the parties agree as follows:

1. Governing Contract. This Addendum is an amendment to the Servicing Agreement, and all of the definitions, terms and conditions of the Servicing Agreement shall apply to Consolidation loans originated hereunder unless specifically excluded or modified herein.

(a)	Origination of Consolidation Loans. Great Lakes agrees with Lender to provide the following services:

(1) Great Lakes agrees to provide toll free telephone service to allow Consolidation Loan applicants located in the continental United States to contact Great Lakes.

(2) Great Lakes will provide assistance to applicants with inquiries regarding such matters as proper completion of forms and consolidation program rules.

(3)      Great Lakes shall distribute application forms in response to requests. If the application is either not returned or is returned but not properly completed, Great Lakes will contact the applicant offering assistance.

(4)      If the application is properly completed, Great Lakes will use its best efforts to initiate verification certificates to the creditors identified by the borrower within two (2) business days of receipt of the complete application. Great Lakes will contact the creditors if the verification is not returned or is returned but not properly completed.

(5)      Upon receipt of a properly completed verification, and a determination that the application still qualifies for consolidation, Great Lakes on behalf of Lender shall use its best efforts to prepare a repayment schedule in accordance with federal regulations and shall make the required disbursements to payoff holders of underlying student loan notes being consolidated within two (2) business days of the receipt of all required and properly completed verifications These disbursement checks shall be delivered via overnight mail, and shall be drawn against a checking account maintained by Great Lakes. The Lender shall fund this account on a daily basis through an ACH transfer to cover all checks written that day. Great Lakes will pay all transaction costs associated with the account including the cost of standard checks and will receive all investment earnings on balances existing from tune to time in the account. Great Lakes will reconcile the account and will confirm that all disbursements are included in the regular periodic reports provided to the Lender under the Servicing Agreement.

(6)      Great Lakes shall use best efforts to cause each consolidation loan originated and funded under this agreement to be disbursed thirty (30) business days from the date Great Lakes receives a properly completed application from College Loan Corporation.

(7)      After the consolidation loan has been disbursed, the loan record will be passed to the Great Lakes Guarantee Agency for processing.

(8)      Great Lakes shall capture and retain a copy of each promissory rate on its image system and shall store a backup image copy in a facility remote from Great Lakes' premises.

(9)      Great Lakes shall hold the original promissory note for safekeeping.

(10) Pricing shall be per Schedule A to the Servicing Agreement.

           IN WITNESS WHEREOF, the parties hereto have executed this Addendum, effective on the date specified above

BANK ONE NATIONAL ASSOCIATION, SOLELY AS TRUSTEE FOR COLLEGE LOAN CORPORATION By: /s/ Cary Katz Name: Cary Katz Title: President and CEO	GREAT LAKES EDUCATIONAL LOAN SERVICE, INC. By: /s/ Michael J. Noack Name: Michael J. Noack Title: Chief Servicing Officer

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

STUDENT LOAN ORIGINATION AND SERVICING AGREEMENT

BANK ONE NATIONAL ASSOCIATION, SOLELY AS TRUSTEE FOR
COLLEGE LOAN CORPORATION

SCHEDULE A – FEES

On file with Lender.

GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION	2401 INTERNATIONAL LANE, MADISON, WISCONSIN 53704-3192

Student Loan Guaranty

(For Loans to Students and Parents Under Title IV Part B
of the Higher Education Act of 1965 as amended)

Definitions:  The term guarantor used herein shall mean the Great Lakes Higher Education Guaranty Corporation. Corporation shall mean Great Lakes Higher Education Guaranty Corporation. Lender shall include the undersigned and any eligible lender who becomes the assignee, pursuant to applicable statutes and regulations, of loans to students and parents granted under Title IV, Part B of the Higher Education Act of 1965, as amended (the "Act").

Applicability.  The benefits provided under this guaranty are applicable to any loan guaranteed under the Act. Within such limits as may be established herein and/or within such limits as the guarantor shall from time to time establish, the guarantor agrees to pay, upon proper notice of death, permanent and total disability or default, the outstanding principal and interest due to the lender upon any student or parent loan covered by this guaranty *

Limitations.  This guaranty is subject to all applicable federal statutes and administrative regulations. This guaranty is further subject to such limitations and procedures as are, or may be, established by Rules and Regulations of the Great Lakes Higher Education Guaranty Corporation (the "Corporation Rules and Regulations"). All applicable federal statutes and regulations and Corporation Rules and Regulations as they may from time to time be amended are made a part of this guaranty and incorporated herein.

The obligations of the lender as set forth in this guaranty shall constitute conditions precedent to any obligation on the part of the guarantor

Obligations of the Lender:

(a)	The lender shall be an eligible lender under the Act and federal regulations.

(b)	The lender shall exercise due diligence as defined under the Act and federal regulations and within the meaning of the Corporation Rules and Regulations.

(c)	The lender shall comply with all applicable federal statutes and regulations.

(d)	The lender shall notify the Corporation promptly of any change of name by the lender, or assignment of the lender's interest under this guaranty.

(e)

Any assignments of any interest of the lender under this guaranty shall be only to appropriate eligible lenders and shall be in compliance with all applicable provisions of federal statutes and regulations and Corporation Rules and Regulations.

(f)	The lender shall cooperate with the Corporation, the Department of Education and any other appropriate federal agency in the collection of any defaulted student or parent loan.

(g)

The lender shall assist eligible borrowers in securing reductions on obligations to pay interest on loans made by, or assigned to, the lender which reductions the borrowers may be eligible to receive under applicable federal statutes and regulations and the Corporation Rules and Regulations.

Termination.  This guaranty may be terminated by the lender as to any loans made by the lender following not less than thirty days written notice to the Corporation This guaranty may be terminated by the Great Lakes Higher Education Guaranty Corporation in the manner provided for by the Corporation Rules and Regulations. The termination of this guaranty shall not affect the coverage of any loans subject to this guaranty which were made prior to the date of termination.

* Notwithstanding the foregoing, default claims with respect to loans first disbursed on or after October 1, 1993, shall be paid at ninety-eight percent (98%) of the outstanding principal and interest due to the lender, or such lesser rate, if any, as may be provided in Section 428(b)(1)(G) of the Higher Education Act of 1965, as amended. Specifically, and without limitation, this guaranty shall not apply to any loan which is not eligible for reinsurance as a result of school based defenses or other defenses to enforceability under state or federal law. Payment hereunder is expressly limited to monies constituting the guarantor's Guaranty Reserve Fund as established in accordance with the regulations governing the Federal Family Education Loan Program as found in 34 CFR 682.410(a)(1) or as provided under Title IV, Part B, Section 432(o) of the Higher Education Act of 1965, as amended.

Great Lakes Higher Education Guaranty Corporation By: /s/ Authorized Officer 4/24/00 Date

The above Guaranty is hereby accepted this ____ day of __________________, 20 ___

Exact Corporate Title:  College Loan Corporation/Bank One NA as Trustee

By: /s/ Employer Identification Number: 33-0873915	Title of Officer: Authorized Officer/Vice President Lender Number: 833733